UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 10, 2007
(Date of earliest event reported)

FNB CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-24141 (Commission File Number)	54-1791618 (I.R.S. Employer Identification No.)

105 Arbor Drive
Christiansburg, Virginia 24068
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  540-382-4951

n/a
(Former name or former address, if changed since last report)
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                Results of Operations and Financial Condition.

On October 10, 2007, FNB Corporation (the Corporation) issued a press release announcing that the Corporation expects to record a provision for loan losses in the third quarter of 2007 of $1.6 million, with a related decline in earnings compared to the third quarter of 2006.  A copy of the Corporation’s press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.                                Financial Statements and Exhibits.

      (d)  Exhibits

99.1	FNB Corporation press release dated October 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    FNB CORPORATION
                    (Registrant)

                     /s/ William P. Heath, Jr.
                    William P. Heath, Jr.
                    President and Chief Executive Officer

Date:  October 10, 2007

EXHIBIT INDEX

99.1	FNB Corporation press release dated October 10, 2007